Exhibit 4.1

TETRA TECHNOLOGIES, INC.

25025 Interstate 45 North

Suite 600

The Woodlands, TX 77380

(281) 367-1983

Fax: (281) 364-4306

US$90,000,000

5.90% Senior Notes, Series 2006-A

Due April 30, 2016

PPN: 88162FA#2

FIRST SUPPLEMENT TO MASTER NOTE PURCHASE

AGREEMENT DATED AS OF SEPTEMBER 27, 2004

Dated as of April 18, 2006

TO EACH OF THE PURCHASERS LISTED IN

THE ATTACHED SCHEDULE A:

Ladies and Gentlemen:

The Company entered into a Master Note Purchase Agreement dated as of September 27, 2004 with the purchasers listed in Schedule A thereto (the “Note Purchase Agreement”) providing for the issuance by the Company of up to $400,000,000 aggregate principal amount of Senior Notes in series. Pursuant to the Note Purchase Agreement, the Company has issued US$55,000,000 aggregate principal amount of its Series 2004-A Notes (the “Series 2004-A Notes”) and €28,000,000 aggregate principal amount (equivalent to US$34,358,800) principal amount of its Series 2004-B Notes (the “Series 2004-B Notes” and, together with the Series 2004-A Notes, the “Series 2004 Notes”). Capitalized terms used but not defined herein have the meanings ascribed in the Note Purchase Agreement.

TETRA TECHNOLOGIES, INC., a Delaware corporation (the “Company”), agrees with you as follows:

1. Authorization of the New Series of Additional Notes. The Company has authorized the issue and sale of US$90,000,000 aggregate principal amount of Notes to be designated as its 5.90% Senior Notes, Series 2006-A, due April 30, 2016 (the “Series 2006-A Notes”). The Series 2006-A Notes, together with the Series 2004 Notes heretofore issued pursuant to the Note Purchase Agreement and each series of Additional Notes that may from time to time hereafter be issued pursuant to the provisions of Section 1.2 of the Note Purchase Agreement, are collectively referred to as the “Notes” (such term also shall include any such notes issued in substitution therefor pursuant to Section 13 of the Note Purchase Agreement).

The Series 2006-A Notes shall be substantially in the form set out in Exhibit 1 to this First Supplement to Master Note Purchase Agreement (this “Supplement”), with such changes therefrom, if any, as may be approved by you and the other Purchasers and the Company.

2. Sale and Purchase of Series 2006-A Notes. Subject to the terms and conditions of this Supplement and the Note Purchase Agreement, the Company will issue and sell to you and each of the other Purchasers named in the attached Schedule A (the “Other Purchasers”), and you and each of the Other Purchasers will purchase from the Company, at the Closing provided for in Section 3, Series 2006-A Notes in the principal amount specified opposite your respective names in the attached Schedule A at the purchase price of 100% of the principal amount thereof. Your obligation hereunder and the obligations of the Other Purchasers are several and not joint obligations and you shall have no liability to any Person for the performance or non-performance by any Other Purchaser hereunder.

3. Closing. The sale and purchase of the Series 2006-A Notes to be purchased by the Purchasers shall occur at the offices of Gardner Carton & Douglas LLP, 191 N. Wacker Drive, Suite 3700, Chicago, Illinois 60606, at 9:00 a.m., central time, at a closing (the “Closing”) on April 18, 2006. At the Closing the Company will deliver to you the Series 2006-A Notes to be purchased by you in the form of a single Note (or such greater number of Series 2006-A Notes in denominations of at least $100,000 as you may request) dated the date of the Closing and registered in your name (or in the name of your nominee), against delivery by you to the Company or its order of immediately available funds in the amount of the purchase price therefor by wire transfer of immediately available funds for the account of the Company to account number 4140282499 at Bank of America, N.A., Dallas Texas, ABA No. 026009593. If at the Closing the Company fails to tender such Series 2006-A Notes to you as provided above in this Section 3, or any of the conditions specified in Section 4 shall not have been fulfilled to your satisfaction, you shall, at your election, be relieved of all further obligations under this Agreement, without thereby waiving any rights you may have by reason of such failure or such nonfulfillment.

4. Conditions to Closing. Your obligation to purchase and pay for the Series 2006-A Notes to be sold to you at the Closing is subject to the fulfillment to your satisfaction, prior to or at the Closing, of the conditions set forth in Section 4 of the Note Purchase Agreement, as hereafter modified, and to the following additional conditions:

(a) References in Section 4 of the Note Purchase Agreement to “Series 2004 Notes” shall be deemed to be references to the Series 2006-A Notes, and references to the “Closing” shall be deemed to refer to the Closing as such term is defined in this Supplement.

(b) The reference to the “Memorandum” in Section 4.2 of the Note Purchase Agreement shall be deemed to be a reference to the term “Memorandum” as such term is defined in Schedule 6 to this Supplement.

(c) The legal opinions, and forms thereof, called for by Section 4.4 of the Note Purchase Agreement shall be appropriately modified to reflect this Supplement and the transactions contemplated herein.

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(d) The reference to Schedule A in Section 4.6 of the Note Purchase Agreement shall be deemed to be a reference to Schedule A to the Supplement.

5. Representations and Warranties of the Company. The Company represents and warrants to you that each of the representations and warranties contained in Section 5 of the Note Purchase Agreement is true and correct as of the date hereof (unless limited to an earlier date, in which case, as of such earlier date) (i) except that all references to “Purchaser” and “you” therein shall be deemed to refer to you and the Other Purchasers hereunder, all references to “this Agreement” shall be deemed to refer to the Note Purchase Agreement as supplemented by this Supplement, all references to “Notes” therein shall be deemed to include the Series 2006-A Notes and all references to “Series 2004 Notes” therein shall be deemed to refer to the Series 2006-A Notes, and (ii) except for changes to such representations and warranties or the Schedules referred to therein that are set forth in the attached Schedule 5.

6. Representations of the Purchasers. You confirm to the Company that the representations and agreements set forth in Sections 6.1 and 6.2 of the Note Purchase Agreement are true and correct as to you.

7. Prepayment of the Series 2006-A Notes. No regularly scheduled prepayments are due on the Series 2006-A Notes prior to their stated maturity. Optional prepayments shall be made in accordance with Section 8.2 of the Note Purchase Agreement.

8. Applicability of Note Purchase Agreement. Except as otherwise expressly provided herein (and expressly permitted by the Note Purchase Agreement), all of the provisions of, and defined terms in, the Note Purchase Agreement are incorporated by reference herein and shall apply to the Series 2006-A Notes as if expressly set forth in this Supplement.

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If you are in agreement with the foregoing, please sign the form of agreement on the accompanying counterpart of this Supplement and return it to the Company, whereupon the foregoing shall become a binding agreement between you and the Company.

Very truly yours,

TETRA TECHNOLOGIES, INC

By: /s/Joseph M. Abell, III

Name: Joseph M. Abell, III

Title: Senior Vice President and

Chief Financial Officer

The foregoing is agreed

to as of the date thereof.

JACKSON NATIONAL LIFE INSURANCE

COMPANY

By: PPM America, Inc., as attorney in fact, on

behalf of Jackson National Life Insurance

Company

By: /s/Mark Staub

Name: Mark Staub

Title: Vice President

ALLIANZ LIFE INSURANCE COMPANY

OF NORTH AMERICA

By: Allianz of America, Inc. as authorized

signatory and investment manager

By: /s/Gary Brown

Name: Gary Brown

Title: Assistant Treasurer

UNITED OF OMAHA LIFE INSURANCE

COMPANY

By: /s/Curtis R. Caldwell

Name: Curtis R. Caldwell

Title: Vice President

MUTUAL OF OMAHA INSURANCE

COMPANY

By: /s/Curtis R. Caldwell

Name: Curtis R. Caldwell

Title: Vice President

CUNA MUTUAL LIFE INSURANCE COMPANY

By: MEMBERS Capital Advisors, Inc.,

acting as Investment Advisor:

By: /s/James E. McDonald, Jr.

Name: James E. McDonald, Jr.

Title: Director, Private Placements

CUNA MUTUAL INSURANCE SOCIETY

By: MEMBERS Capital Advisors, Inc.,

acting as Investment Advisor:

By: /s/James E. McDonald, Jr.

Name: James E. McDonald, Jr.

Title: Director, Private Placements

CUMIS INSURANCE SOCIETY, INC.

By: MEMBERS Capital Advisors, Inc.,

acting as Investment Advisor:

By: /s/James E. McDonald, Jr.

Name: James E. McDonald, Jr.

Title: Director, Private Placements

MEMBERS LIFE INSURANCE COMPANY

By: MEMBERS Capital Advisors, Inc.,

acting as Investment Advisor:

By: /s/James E. McDonald, Jr.

Name: James E. McDonald, Jr.

Title: Director, Private Placements

MODERN WOODMEN OF AMERICA

By: /s/W. Kenny Massey

Name: W. Kenny Massey

Title: President & CEO

Consent by Subsidiary Guarantors

The undersigned Subsidiary Guarantors hereby consent to the foregoing First Supplement to Master Note Purchase Agreement dated as of April 18, 2006 among TETRA Technologies, Inc. and the Purchasers listed in Schedule A attached thereto.

TETRA APPLIED HOLDING COMPANY

TETRA INTERNATIONAL INCORPORATED

TETRA MICRONUTRIENTS, INC.

TETRA PROCESS SERVICES, L.C.

TETRA THERMAL, INC.

MARITECH RESOURCES, INC.

SEAJAY INDUSTRIES, INC.

TETRA INVESTMENT HOLDING CO., INC.

TETRA FINANCIAL SERVICES, INC.

COMPRESSCO, INC.

PROVIDENCE NATURAL GAS, INC.

TETRA APPLIED LP, LLC

TETRA APPLIED GP, LLC

TETRA PRODUCTION TESTING GP, LLC

TPS HOLDING COMPANY, LLC

COMPRESSCO TESTING, L.L.C.

COMPRESSCO FIELD SERVICES, INC.

BEACON RESOURCES, L.L.C.

EPIC DIVING SERVICES, LLC

MARITECH HOLDINGS, INC.

MARITECH LOUISIANA, LLC

MARITECH PARTNER, LLC

By: /s/Bruce A. Cobb

Name: Bruce A. Cobb

Title: Treasurer of each of the above-named entities

T-PRODUCTION TESTING, LLC

By: TETRA Applied Technologies, L.P.,

its sole member

By: TETRA Applied GP, LLC,

its general partner

By: /s/Bruce A. Cobb

Name: Bruce A. Cobb

Title: Treasurer

TETRA REAL ESTATE, LLC

By: TETRA Technologies, Inc.,

its sole member

By: /s/Joseph M. Abell, III

Name: Joseph M. Abell, III

Title: Senior Vice President and

Chief Financial Officer

TETRA REAL ESTATE, LP

By: TETRA Real Estate, LLC,

its general partner

By: TETRA Technologies, Inc.,

its sole member

By: /s/Joseph M. Abell, III

Name: Joseph M. Abell, III

Title: Senior Vice President and

Chief Financial Officer

TETRA PRODUCTION TESTING SERVICES, L.P.

By: TETRA Production Testing GP, LLC,

its general partner

By: /s/Bruce A. Cobb

Name: Bruce A. Cobb

Title: Treasurer

TETRA APPLIED TECHNOLOGIES, L.P.

By: TETRA Applied GP, LLC,

its general partner

By: /s/Bruce A. Cobb

Name: Bruce A. Cobb

Title: Treasurer

MARITECH TIMBALIER BAY, LP

By: Maritech Louisiana, LLC,

its general partner

By: /s/Bruce A. Cobb

Name: Bruce A. Cobb

Title: Treasurer

SCHEDULE A

INFORMATION RELATING TO PURCHASERS

Name and Address of Purchaser	Principal Amount of Series 2006-A Notes to be Purchased
Jackson National Life Insurance Company 225 West Wacker Drive, Suite 1200 Chicago, IL 60606-1228	$17,000,000

Register Notes in name of: Jackson National Life Insurance Company

(1) All scheduled payments of principal and interest by wire transfer of immediately available funds to:

ABA #

BNF Account #:

FBO:

Ref:

with sufficient information to identify the source and application of such funds, including issuer, PPN#, interest rate, maturity and whether payment is of principal, premium, or interest

For all payments other than scheduled payments of principal and interest, the Company shall seek instructions from the holder, and in the absence of instructions to the contrary, will make such payments to the account and in the manner set forth above.

(2) All notices of payments and written confirmations of such wire transfers:

Jackson National Life Insurance Company

C/O The Bank of New York

Attn: P&I Department

P. O. Box 19266

Newark, New Jersey 07195

Phone: (718) 315-3035, Fax: (718) 315-3076

(3) Original documents and copies of notes and certificates, notices, waivers, amendments and consents should be sent to:

(a) PPM America, Inc.

225 West Wacker Drive, Suite 1200

Schedule A

Chicago, IL 60606-1228

Attn: Private Placements— Mark Staub

Phone: (312) 634-1212

Fax: (312) 634-0054

(b) Jackson National Life Insurance Company

225 West Wacker Drive, Suite 1200

Chicago, IL 60606-1228

Attn: Investment Accounting— Craig Close

Phone: (312) 634-2502

Fax: (312) 634-0906

(4) Financial Information should be sent to:

(a) PPM America, Inc.

225 West Wacker Drive, Suite 1200

Chicago, IL 60606-1228

Attn: Private Placements— Mark Staub

Phone: (312) 634-1212

Fax: (312) 634-0054

(b) Jackson National Life Insurance Company

225 West Wacker Drive, Suite 1200

Chicago, IL 60606-1228

Attn: Investment Accounting— Mark Stewart

Phone: (312) 338-5832

Fax: (312) 236-5224

(5) Original physical notes & certificates should be delivered as follows:

The Bank of New York

Special Processing – Window A

One Wall Street, 3rd Floor

New York, NY 10286

Ref: JNL – JNL 241 / Non Insul., A/C # 187241 (very important)

(6) DTC Settlement Instructions:

DTC Settlement Instructions:

DTC Participant # 901

Agent Bank # 26500

Institution # 26662

Interested Party # 74323

Account # 187241

Tax ID No. 38-1659835

Schedule A

SCHEDULE A

INFORMATION RELATING TO PURCHASERS

Name and Address of Purchaser	Principal Amount of Series 2006-A Notes to be Purchased
Jackson National Life Insurance Company 225 West Wacker Drive, Suite 1200 Chicago, IL 60606-1228	$15,000,000

Register Notes in name of: Jackson National Life Insurance Company

(1) All scheduled payments of principal and interest by wire transfer of immediately available funds to:

ABA #

BNF Account #:

FBO:

Ref:

with sufficient information to identify the source and application of such funds, including issuer, PPN#, interest rate, maturity and whether payment is of principal, premium, or interest

For all payments other than scheduled payments of principal and interest, the Company shall seek instructions from the holder, and in the absence of instructions to the contrary, will make such payments to the account and in the manner set forth above.

(2) All notices of payments and written confirmations of such wire transfers:

Jackson National Life Insurance Company

C/O The Bank of New York

Attn: P&I Department

P. O. Box 19266

Newark, New Jersey 07195

Phone: (718) 315-3035, Fax: (718) 315-3076

(3) Original documents and copies of notes and certificates, notices, waivers, amendments and consents should be sent to:

(a) PPM America, Inc.

225 West Wacker Drive, Suite 1200

Schedule A

Chicago, IL 60606-1228

Attn: Private Placements— Mark Staub

Phone: (312) 634-1212

Fax: (312) 634-0054

(b) Jackson National Life Insurance Company

225 West Wacker Drive, Suite 1200

Chicago, IL 60606-1228

Attn: Investment Accounting— Craig Close

Phone: (312) 634-2502

Fax: (312) 634-0906

(4) Financial Information should be sent to:

(a) PPM America, Inc.

225 West Wacker Drive, Suite 1200

Chicago, IL 60606-1228

Attn: Private Placements— Mark Staub

Phone: (312) 634-1212

Fax: (312) 634-0054

(b) Jackson National Life Insurance Company

225 West Wacker Drive, Suite 1200

Chicago, IL 60606-1228

Attn: Investment Accounting— Mark Stewart

Phone: (312) 338-5832

Fax: (312) 236-5224

(5) Original physical notes & certificates should be delivered as follows:

The Bank of New York

Special Processing – Window A

One Wall Street, 3rd Floor

New York, NY 10286

Ref: JNL – JNL MVA, A/C # 187244 (very important)

(6) DTC Settlement Instructions:

DTC Settlement Instructions:

DTC Participant # 901

Agent Bank # 26500

Institution # 26662

Interested Party # 74323

Account # 187244

Tax ID No. 38-1659835

Schedule A

SCHEDULE A

INFORMATION RELATING TO PURCHASERS

Name and Address of Purchaser	Principal Amount of Series 2006-A Notes to be Purchased
Jackson National Life Insurance Company 225 West Wacker Drive, Suite 1200 Chicago, IL 60606-1228	$4,000,000

Register Notes in name of: Jackson National Life Insurance Company

(1) All scheduled payments of principal and interest by wire transfer of immediately available funds to:

ABA #

BNF Account #:

FBO:

Ref:

with sufficient information to identify the source and application of such funds, including issuer, PPN#, interest rate, maturity and whether payment is of principal, premium, or interest

For all payments other than scheduled payments of principal and interest, the Company shall seek instructions from the holder, and in the absence of instructions to the contrary, will make such payments to the account and in the manner set forth above.

(2) All notices of payments and written confirmations of such wire transfers:

Jackson National Life Insurance Company

C/O The Bank of New York

Attn: P&I Department

P. O. Box 19266

Newark, New Jersey 07195

Phone: (718) 315-3035, Fax: (718) 315-3076

(3) Original documents and copies of notes and certificates, notices, waivers, amendments and consents should be sent to:

(a) PPM America, Inc.

225 West Wacker Drive, Suite 1200

Schedule A

Chicago, IL 60606-1228

Attn: Private Placements— Mark Staub

Phone: (312) 634-1212

Fax: (312) 634-0054

(b) PPM America, Inc.

225 West Wacker Drive, Suite 1200

Chicago, IL 60606-1228

Attn: Investment Accounting— Craig Close

Phone: (312) 634-2502

Fax: (312) 634-0906

(4) Financial Information should be sent to:

(a) PPM America, Inc.

225 West Wacker Drive, Suite 1200

Chicago, IL 60606-1228

Attn: Private Placements— Mark Staub

Phone: (312) 634-1212

Fax: (312) 634-0054

(b) Jackson National Life Insurance Company

225 West Wacker Drive, Suite 1200

Chicago, IL 60606-1228

Attn: Investment Accounting— Mark Stewart

Phone: (312) 338-5832

Fax: (312) 236-5224

(5) Original physical notes & certificates should be delivered as follows:

The Bank of New York

Special Processing – Window A

One Wall Street, 3rd Floor

New York, NY 10286

Ref: JNL – JNL ELI, A/C # 187242 (very important)

(6) DTC Settlement Instructions:

DTC Settlement Instructions:

DTC Participant # 901

Agent Bank # 26500

Institution # 26662

Interested Party # 74323

Account # 187242

Tax ID No. 38-1659835

Schedule A

SCHEDULE A

INFORMATION RELATING TO PURCHASERS

Name and Address of Purchaser	Principal Amount of Series 2006-A Notes to be Purchased
Jackson National Life Insurance Company 225 West Wacker Drive, Suite 1200 Chicago, IL 60606-1228	$4,000,000

Register Notes in name of: Jackson National Life Insurance Company

(1) All scheduled payments of principal and interest by wire transfer of immediately available funds to:

ABA #

BNF Account #:

FBO:

Ref:

with sufficient information to identify the source and application of such funds, including issuer, PPN#, interest rate, maturity and whether payment is of principal, premium, or interest

For all payments other than scheduled payments of principal and interest, the Company shall seek instructions from the holder, and in the absence of instructions to the contrary, will make such payments to the account and in the manner set forth above.

(2) All notices of payments and written confirmations of such wire transfers:

Life of Georgia Main Account

C/O The Bank of New York

Attn: P&I Department

P. O. Box 19266

Newark, New Jersey 07195

Phone: (718) 315-3035, Fax: (718) 315-3076

(3) Original documents and copies of notes and certificates, notices, waivers, amendments and consents should be sent to:

(a) PPM America, Inc.

225 West Wacker Drive, Suite 1200

Schedule A

Chicago, IL 60606-1228

Attn: Private Placements— Mark Staub

Phone: (312) 634-1212

Fax: (312) 634-0054

(b) Jackson National Life Insurance Company

225 West Wacker Drive, Suite 1200

Chicago, IL 60606-1228

Attn: Investment Accounting— Mark Stewart

Phone: (312) 338-5832

Fax: (312) 236-5224

(4) Original physical notes & certificates should be delivered as follows:

The Bank of New York

Special Processing – Window A

One Wall Street, 3rd Floor

New York, NY 10286

Ref: Life of Georgia Main Account A/C # 215306 (very important)

(5) DTC Settlement Instructions:

DTC Settlement Instructions:

DTC Participant # 901

Agent Bank # 26500

Institution # 26662

Interested Party # 74323

Account # 215306

Tax ID No. 38-1659835

Schedule A

SCHEDULE A

INFORMATION RELATING TO PURCHASERS

Name and Address of Purchaser	Principal Amount of Series 2006-A Notes to be Purchased
Allianz Life Insurance Company of North America 55 Greens Farms Road P.O. Box 5160 Westport, Connecticut 06881-5160	$15,000,000

Register Notes in name of: MAC & CO.

(1) All scheduled payments of principal and interest by wire transfer of immediately available funds to:

ABA #

Mellon Bank Account No.

DDA

Cost Center

Re:

For Credit to Portfolio Account:

Name of Issuer: Tetra Technologies, Inc.

Description of Note: 5.90% Senior Notes, Series 2006-A due April 30, 2016

PPN: 88162F A#2

Due Date and Application (as among principal, make whole and interest ) of the payment being made:

For all payments other than scheduled payments of principal and interest, the Company shall seek instructions from the holder, and in the absence of instructions to the contrary, will make such payments to the account and in the manner set forth above.

(2) All notices of payments and written confirmations of such wire transfers:

Allianz Life Insurance Company of North America

c/o Allianz of America, Inc.

Attn: Private Placements

55 Greens Farms Road

P.O. Box 5160

Schedule A

Westport, Connecticut 06881-5160

Phone: 203-221-8580

Fax: 203-221-8539

E-mail: blandry@azoz.com

With a copy to:

Kathy Muhl

Supervisor - Income Group

Mellon Bank, N.A.

Three Mellon Center - Room 3418

Pittsburgh, Pennsylvania 15259

Phone: 412-234-5192

E-mail: muhl.kl@mellon.com

(3) Original notes delivered to:

Mellon Security Trust Company

120 Broadway

13th Floor - Teller Window

New York, NY 10271

For Credit to: Allianz Life Insurance Company of North America

(4) All other communications:

Allianz Life Insurance Company of North America

c/o Allianz of America, Inc.

Attn.: Private Placements

55 Greens Farms Road

P.O. Box 5160

Westport, Connecticut 06881-5160

Phone: 203-221-8580

Fax: 203-221-8539

E-mail: blandry@azoz.com

Tax ID No. 41-1366075

Schedule A

SCHEDULE A

INFORMATION RELATING TO PURCHASERS

Name and Address of Purchaser	Principal Amount of Series 2006-A Notes to be Purchased
United of Omaha Life Insurance Company Mutual of Omaha Plaza Omaha, NE 68175-1011	$11,000,000

Register Notes in name of: United of Omaha Life Insurance Company

(1) All scheduled payments of principal and interest by wire transfer of immediately available funds to:

ABA #

Private Income Processing

For credit to:

Account #

a/c:

Cusip/PPN: 88062F A#2

Interest Amount:

Principal Amount:

For all payments other than scheduled payments of principal and interest, the Company shall seek instructions from the holder, and in the absence of instructions to the contrary, will make such payments to the account and in the manner set forth above.

(2) All notices in respect of payment of Principal and Interest, Corporate Actions, and Reorganization Notifications::

JPMorgan Chase Bank

14201 Dallas Parkway - 13th Floor

Dallas, TX 75254-2917

Attn: Income Processing - G. Ruiz

a/c:

(3) Original notes delivered to:

JP Morgan Chase Bank

Schedule A

4 New York Plaza

Ground Floor Receive Window

NY, NY 10041

Account #

** It is imperative that the custody account be included on the delivery letter. Without this information, the security will be returned to the sender.

(4) All other communications:

4 - Investment Loan Administration

United of Omaha Life Insurance Company

Mutual of Omaha Plaza

Omaha, NE 68175-1011

Tax ID No. 47-0322111

Schedule A

SCHEDULE A

INFORMATION RELATING TO PURCHASERS

Name and Address of Purchaser	Principal Amount of Series 2006-A Notes to be Purchased
Mutual of Omaha Insurance Company Mutual of Omaha Plaza Omaha, NE 68175-1011	$4,000,000

Register Notes in name of: Mutual of Omaha Life Insurance Company

(1) All scheduled payments of principal and interest by wire transfer of immediately available funds to:

ABA #

Private Income Processing

For credit to:

Account #

a/c:

Cusip/PPN: 88162F A#2

Interest Amount:

Principal Amount:

For all payments other than scheduled payments of principal and interest, the Company shall seek instructions from the holder, and in the absence of instructions to the contrary, will make such payments to the account and in the manner set forth above.

(2) All notices in respect of payment of Principal and Interest, Corporate Actions, and Reorganization Notifications::

JPMorgan Chase Bank

14201 Dallas Parkway - 13th Floor

Dallas, TX 75254-2917

Attn: Income Processing - G. Ruiz

a/c:

(3) Original notes delivered to:

JP Morgan Chase Bank

Schedule A

4 New York Plaza

Ground Floor Receive Window

NY, NY 10041

Account #

** It is imperative that the custody account be included on the delivery letter. Without this information, the security will be returned to the sender.

(4) All other communications:

4 - Investment Loan Administration

Mutual of Omaha Insurance Company

Mutual of Omaha Plaza

Omaha, NE 68175-1011

Tax ID No. 47-0246511

Schedule A

SCHEDULE A

INFORMATION RELATING TO PURCHASERS

Name and Address of Purchaser	Principal Amount of Series 2006-A Notes to be Purchased
CUNA Mutual Life Insurance Company 5910 Mineral Point Road Madison, WI 53705-4456	$4,500,000

Register Notes in name of: TURNSPEED + CO

(1) All scheduled payments of principal and interest by wire transfer of immediately available funds to:

ABA #

Account Name:

Account No.

with sufficient information to identify the source and application of such funds, including issuer, PPN#, interest rate, maturity and whether payment is of principal, premium, or interest

For all payments other than scheduled payments of principal and interest, the Company shall seek instructions from the holder, and in the absence of instructions to the contrary, will make such payments to the account and in the manner set forth above.

(2) All notices of payments and written confirmations of such wire transfers:

State Street Bank

Attn: Brian Kershner

801 Pennsylvania

Kansas City, MO 64105

Fax: 816-691-5545

E-mail : bdkersh@statestreetkc.com

With copy to:

CUNA Mutual Insurance Society

Attn: Rosie Pope

5910 Mineral Point Road

Madison, WI 53705-4456

Fax: 608-231-8591

E-mail: rosie.pope@cunamutual.com

Schedule A

(3) Original notes delivered to:

State Street Bank

DTC/New York Window

55 Water Street

Plaza Level - 3rd Floor

New York, NY 10041

Attn: Robert Mendez

Account: State Street Bank

A/C:

A/C Number:

(4) All other communications:

CUNA Mutual Insurance Society

Attn: Managing Director - Investments

5910 Mineral Point Road

Madison, WI 53705-4456

Telephone: 608-231-8255

Fax: 608-236-6224

E-mail:john.petchler@cunamutual.com

With a copy to:

CUNA Mutual Insurance Society

Attn: Associate General Counsel

5910 Mineral Point Road

Madison, WI 53705-4456

Telephone: 608-231-7653

Fax: 608-236-7653

E-mail: steve.suleski@cunamutual.com

Tax ID No. 42-0388260

Schedule A

SCHEDULE A

INFORMATION RELATING TO PURCHASERS

Name and Address of Purchaser	Principal Amount of Series 2006-A Notes to be Purchased
CUNA Mutual Insurance Society 5910 Mineral Point Road Madison, WI 53705-4456	$3,000,000

Register Notes in name of: TURNKEYS + CO

(1) All scheduled payments of principal and interest by wire transfer of immediately available funds to:

ABA #

Account Name:

Account No.

with sufficient information to identify the source and application of such funds, including issuer, PPN#, interest rate, maturity and whether payment is of principal, premium, or interest

For all payments other than scheduled payments of principal and interest, the Company shall seek instructions from the holder, and in the absence of instructions to the contrary, will make such payments to the account and in the manner set forth above.

(2) All notices of payments and written confirmations of such wire transfers:

State Street Bank

Attn: Brian Kershner

801 Pennsylvania

Kansas City, MO 64105

Fax: 816-691-5545

E-mail : bdkersh@statestreetkc.com

With copy to:

CUNA Mutual Insurance Society

Attn: Rosie Pope

5910 Mineral Point Road

Madison, WI 53705-4456

Fax: 608-231-8591

E-mail: rosie.pope@cunamutual.com

Schedule A

(3) Original notes delivered to:

State Street Bank

DTC/New York Window

55 Water Street

Plaza Level - 3rd Floor

New York, NY 10041

Attn: Robert Mendez

Account: State Street Bank

A/C:

A/C Number:

(4) All other communications:

CUNA Mutual Insurance Society

Attn: Managing Director - Investments

5910 Mineral Point Road

Madison, WI 53705-4456

Telephone: 608-231-8255

Fax: 608-236-6224

E-mail:john.petchler@cunamutual.com

With a copy to:

CUNA Mutual Insurance Society

Attn: Associate General Counsel

5910 Mineral Point Road

Madison, WI 53705-4456

Telephone: 608-231-7653

Fax: 608-236-7653

E-mail: steve.suleski@cunamutual.com

Tax ID No. 39-0230590

Schedule A

SCHEDULE A

INFORMATION RELATING TO PURCHASERS

Name and Address of Purchaser	Principal Amount of Series 2006-A Notes to be Purchased
CUMIS Insurance Society 5910 Mineral Point Road Madison, WI 53705-4456	$1,500,000

Register Notes in name of: TURNJETTY + CO

(1) All scheduled payments of principal and interest by wire transfer of immediately available funds to:

ABA #

Account Name:

Account No.

with sufficient information to identify the source and application of such funds, including issuer, PPN#, interest rate, maturity and whether payment is of principal, premium, or interest

For all payments other than scheduled payments of principal and interest, the Company shall seek instructions from the holder, and in the absence of instructions to the contrary, will make such payments to the account and in the manner set forth above.

(2) All notices of payments and written confirmations of such wire transfers:

State Street Bank

Attn: Brian Kershner

801 Pennsylvania

Kansas City, MO 64105

Fax: 816-691-5545

E-mail : bdkersh@statestreetkc.com

With copy to:

CUNA Mutual Insurance Society

Attn: Rosie Pope

5910 Mineral Point Road

Madison, WI 53705-4456

Fax: 608-231-8591

E-mail: rosie.pope@cunamutual.com

Schedule A

(3) Original notes delivered to:

State Street Bank

DTC/New York Window

55 Water Street

Plaza Level - 3rd Floor

New York, NY 10041

Attn: Robert Mendez

Account: State Street Bank

A/C:

A/C Number:

(4) All other communications:

CUNA Mutual Insurance Society

Attn: Managing Director - Investments

5910 Mineral Point Road

Madison, WI 53705-4456

Telephone: 608-231-8255

Fax: 608-236-6224

E-mail:john.petchler@cunamutual.com

With a copy to:

CUNA Mutual Insurance Society

Attn: Associate General Counsel

5910 Mineral Point Road

Madison, WI 53705-4456

Telephone: 608-231-7653

Fax: 608-236-7653

E-mail: steve.suleski@cunamutual.com

Tax ID No. 39-0972608

Schedule A

SCHEDULE A

INFORMATION RELATING TO PURCHASERS

Name and Address of Purchaser	Principal Amount of Series 2006-A Notes to be Purchased
MEMBERS Life Insurance Company 5910 Mineral Point Road Madison, WI 53705-4456	$1,000,000

Register Notes in name of: TURNLAUNCH + CO

(1) All scheduled payments of principal and interest by wire transfer of immediately available funds to:

ABA #

Account Name:

Account No.

with sufficient information to identify the source and application of such funds, including issuer, PPN#, interest rate, maturity and whether payment is of principal, premium, or interest

For all payments other than scheduled payments of principal and interest, the Company shall seek instructions from the holder, and in the absence of instructions to the contrary, will make such payments to the account and in the manner set forth above.

(2) All notices of payments and written confirmations of such wire transfers:

State Street Bank

Attn: Brian Kershner

801 Pennsylvania

Kansas City, MO 64105

Fax: 816-691-5545

E-mail : bdkersh@statestreetkc.com

With copy to:

CUNA Mutual Insurance Society

Attn: Rosie Pope

5910 Mineral Point Road

Madison, WI 53705-4456

Fax: 608-231-8591

E-mail: rosie.pope@cunamutual.com

Schedule A

(3) Original notes delivered to:

State Street Bank

DTC/New York Window

55 Water Street

Plaza Level - 3rd Floor

New York, NY 10041

Attn: Robert Mendez

Account: State Street Bank

A/C:

A/C Number:

(4) All other communications:

CUNA Mutual Insurance Society

Attn: Managing Director - Investments

5910 Mineral Point Road

Madison, WI 53705-4456

Telephone: 608-231-8255

Fax: 608-236-6224

E-mail:john.petchler@cunamutual.com

With a copy to:

CUNA Mutual Insurance Society

Attn: Associate General Counsel

5910 Mineral Point Road

Madison, WI 53705-4456

Telephone: 608-231-7653

Fax: 608-236-7653

E-mail: steve.suleski@cunamutual.com

Tax ID No. 39-1236386

Schedule A

SCHEDULE A

INFORMATION RELATING TO PURCHASERS

Name and Address of Purchaser	Principal Amount of Series 2006-A Notes to be Purchased
Modern Woodmen of America 1701 First Avenue Rock Island, IL 61201	$10,000,000

Register Notes in name of: Modern Woodmen of America

(1) All scheduled payments of principal and interest by wire transfer of immediately available funds to:

ABA No.

Account Name: M

Account No.

Each such wire transfer shall set forth the name of the Company, the full title (including the applicable coupon rate and final maturity date) of the Notes, a reference to PPN No. ____________________ and the due date and application (as among principal, premium and interest) of the payment being made.

For all payments other than scheduled payments of principal and interest, the Company shall seek instructions from the holder, and in the absence of instructions to the contrary, will make such payments to the account and in the manner set forth above.

(2) All notices of payments and written confirmations of such wire transfers:

Modern Woodmen of America

Attn: Investment Accounting Department

1701 First Avenue

Rock Island, IL 61201

(3) All other communications:

Modern Woodmen of America

Attn: Investment Department

1701 First Avenue

Rock Island, IL 61201

Tax ID No. 36-1493430

Schedule A

Schedule 5 to

First Supplement

EXCEPTIONS TO REPRESENTATIONS

AND WARRANTIES

Section 5.3.

The first sentence of Section 5.3 is replaced with the following:

The Company, through its agent, Banc of America Securities LLC, has delivered to you and each Other Purchaser a copy of a Private Placement Memorandum, dated March 2006, including a copy of the Company’s Form 10-K for the fiscal year ended December 31, 2005 (the “Memorandum”), relating to the transactions contemplated hereby.

Schedule 5.5 is replaced with Schedule 5.5 to this Supplement.

Reference to December 31, 2003 shall be deemed to refer to December 31, 2005.

Section 5.4	Schedule 5.4 is replaced with Schedule 5.4 to this Supplement.

Section 5.5	Schedule 5.5 is replaced with Schedule 5.5 to this Supplement.

Section 5.9	Reference to December 31, 2003 shall be deemed to refer to December 31, 2004.

Section 5.13	The reference to 26 in the first sentence of Section 5.13 is changed to 25.

Section 5.14	Schedule 5.14 is replaced with Schedule 5.14 to this Supplement.

Section 5.15	Schedule 5.15 is replaced with Schedule 5.15 to this Supplement and the reference to August 31, 2004 in the first sentence of Section 5.15 (a) shall be deemed to refer to March 31, 2006.

Section 10.4	Schedule 10.4 is replaced with Schedule 10.4 to this Supplement.

Schedule 5

Schedule 5.4

SUSIDIARIES AND AFFILIATES

The Company's Subsidiaries	Jurisdiction of Organization	Percentage of Equity Interests Owned	Owner

Domestic:
Beacon Resources, LLC	Delaware	100%	TETRA Production Testing Services, L.P.
Compressco, Inc.	Delaware	100%	TETRA Technologies, Inc.
Compressco Testing, L.L.C.	Oklahoma	100%	Compressco, Inc.
Compressco Field Services, Inc.	Oklahoma	100%	Compressco, Inc.
Epic Diving Services, LLC	Delaware	100%	TETRA Applied Technologies, L.P.
Maritech Holdings, Inc.	Delaware	100%	Maritech Resources, Inc.
Maritech Louisiana, LLC	Delaware	100%	Maritech Resources, Inc.
Maritech Partner, LLC	Delaware	100%	Maritech Resources, Inc.
Maritech Resources, Inc.	Delaware	100%	TETRA Applied Technologies, LP
Maritech Timbalier Bay, LP	Delaware	100%	50% Maritech Partner, LLC and 50% Maritech Louisiana, LLC
Providence Natural Gas, Inc.	Oklahoma	100%	Compressco, Inc.
SeaJay Industries, Inc.	Delaware	100%	TETRA Micronutrients, Inc.
TPS Holding Company, LLC	Delaware	100%	TETRA Thermal, Inc.
T-Production Testing, LLC	Texas	100%	TETRA Applied Technologies, LP
TETRA Applied GP, LLC	Delaware	100%	TETRA Applied Holding Company
TETRA Applied Holding Company	Delaware	100%	TETRA Technologies, Inc.
TETRA Applied LP, LLC	Nevada	100%	TETRA Applied Holding Company
TETRA Applied Technologies, LP	Delaware	100%	99.9% owned by TETRA Applied LP, LLC and 0.1% owned by TETRA Applied GP, LLC

Schedule 5.4

TETRA Financial Services, Inc.	Delaware	100%	TETRA Technologies, Inc.
TETRA International Incorporated	Delaware	100%	TETRA Technologies, Inc.
TETRA Investment Holding Co., Inc.	Nevada	100%	TETRA Technologies, Inc.
TETRA Micronutrients, Inc.	Texas	100%	TETRA Technologies, Inc.
TETRA Process Services, L.C.	Texas	100%	TPS Holding Company, LLC
TETRA Production Testing GP, LLC	Delaware	100%	TETRA Applied Holding Company
TETRA Production Testing Services, L.P.	Delaware	100%	99.9% owned by TETRA Applied Technologies, LP and 0.1% owned by TETRA Production Testing GP, LLC
TETRA Real Estate, LLC	Delaware	100%	TETRA Technologies, Inc.
TETRA Real Estate, L.P.	Texas	100%	99.9% owned by TETRA Investment Holding Co., Inc. and 0.1% owned by TETRA Real Estate, LLC
TETRA Thermal, Inc.	Delaware	100%	TETRA Technologies, Inc.

Foreign:
Ahmad Albinali & TETRA Arabia Co. Ltd. (LLC)	Saudi Arabia	50%	TETRA International Incorporated
Compressco Canada, Inc.	Alberta, Canada	100%	Compressco, Inc.
Kemax, B.V.	The Netherlands	50%	TETRA Netherlands, B.V.
T-International Holdings C.V.	The Netherlands	100%	96% owned by TETRA International Holdings, B.V. and 4% owned by TETRA International Incorporated
TETRA Agricultural Products de Mexico, S.A. de C.V.	Mexico	100%	99.98% owned by TETRA Micronutrients, Inc. and 0.002% owned by TETRA Technologies, Inc.
TETRA Chemicals Europe AB	Sweden	100%	TETRA Netherlands, B.V.
TETRA Chemicals Europe OY	Finland	100%	TETRA Netherlands, B.V.

Schedule 5.4

TETRA de Mexico S.A. de C.V.	Mexico	100%	99.998% owned by TETRA International incorporated and .002% owned by TETRA Technologies, Inc.
TETRA International Holding, B.V.	The Netherlands	100%	TETRA International Incorporated
TETRA Netherlands, B.V.	The Netherlands	100%	T-International Holdings C.V.
TETRA Technologies Australia Pty Ltd	Australia	100%	TETRA Technologies, Inc.
TETRA Technologies de Mexico, S.A. de C.V.	Mexico	100%	99.998% owned by TETRA International Incorporated and .002% owned by TETRA Technologies, Inc.
TETRA Technologies de Venezuela, S.A.	Venezuela	100%	TETRA International Incorporated
TETRA Technologies do Brasil, Limitada	Brazil	100%	99.998% owned by TETRA International Incorporated and .002% owned by Company
TETRA Technologies Nigeria Limited	Nigeria	100%	TETRA International Incorporated
TETRA Technologies (U.K.) Limited	England	100%	TETRA International Incorporated
TETRA (U.K.) Limited	England	100%	TETRA International Incorporated

The Company’s Affiliates: None

The Company’s Directors and Senior Officers:

DIRECTORS
Name	Title
Hoyt Ammidon, Jr.	Director
Paul D. Coombs	Director
Ralph S. Cunningham	Director
Tom H. Delimitros	Director
Geoffrey M. Hertel	Director
Allen T. McInnes	Director
Kenneth P. Mitchell	Director
J. Taft Symonds	Director
Ken E. White, Jr.	Director

Schedule 5.4

OFFICERS
Name	Title
J. Taft Symonds	Chairman of the Board
Geoffrey M. Hertel	President and Chief Executive Officer
Stuart M. Brightman	Executive Vice President and Chief Operating Officer
Paul D. Coombs	Executive Vice President of Strategic Initiatives
Joseph M. Abell III	Senior Vice President and Chief Financial Officer
Gary C. Hanna	Senior Vice President
Dennis R. Mathews	Senior Vice President
Raymond D. Symens	Senior Vice President
Ben C. Chambers	Vice President - Accounting, Controller and Assistant Treasurer
Bruce A. Cobb	Vice President - Finance, Treasurer and Assistant Secretary
Linden H. Price	Vice President - Administration
Bass C. Wallace, Jr.	General Counsel and Secretary

Schedule 5.4

Schedule 5.5

FINANCIAL STATEMENTS

SEC Form 10-K for the year ended December 31, 2005

Schedule 5.5

Schedule 5.14

USE OF PROCEEDS

Total US Dollar proceeds	$90,000,000

Net proceeds to be used to refinance existing indebtedness	$90,000,000

Schedule 5.14

Schedule 5.15

EXISTING INDEBTEDNESS

Indebtedness of the Company and its Restricted Subsidiaries as of March 31, 2006

Description of Indebtedness	Outstanding Balance

Revolving bank credit	$163,660,800
Senior Notes, Series 2004-A	$88,812,800
Deferred purchase - Pema Oil Service C.A.	$293,548
Letters of Credit	$18,277,781
Beacon assumed debt	$445,476
Epic Defender payout	$1,625,000

Disclosure of Changes in Existing Indebtedness since March 31, 2006:

On April 3, 2006, the Company repaid $8,000,000 on its existing revolving credit agreement leaving it with a balance of $155,687,200. The maturity date of the Credit Agreement is September 7, 2009.

Schedule 5.15

Schedule 10.4

SUBSIDIARY INDEBTEDNESS

Pema Oil Service C.A. (Deferred purchase price)	$293,548
Beacon Assumed Debt	$455,476
Epic Defender Payout	$1,625,000

Schedule 10.4

Exhibit 1 to

Supplement

[FORM OF SERIES 2006-A NOTE]

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR AN EXEMPTION THEREFROM.

TETRA TECHNOLOGIES, INC.

5.90% SENIOR NOTE, SERIES 2006-A

DUE APRIL 30, 2016

No. AR-[_______]	[Date]
$[_______]	PPN:

FOR VALUE RECEIVED, the undersigned, TETRA TECHNOLOGIES, INC., a Delaware corporation (the “Company”), promises to pay to [ ], or registered assigns, the principal sum of $[ ] on April 30, 2016, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the rate of 5.90% per annum from the date hereof, payable semiannually, on April 30 and October 30, in each year, commencing with the April 30 or October 30 next succeeding the date hereof (except that the first such payment shall be on October 30, 2006), until the principal hereof shall have become due and payable, and (b) to the extent permitted by law on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount (as defined in the Note Purchase Agreement referred to below), payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the greater of (i) 7.90% or (ii) 2% over the rate of interest publicly announced by Bank of America, N.A., or its successor, from time to time in New York, New York as its “base” or “prime” rate.

Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the principal office of Bank of America, N.A. in New York, New York or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.

This Note is one of a series of Senior Notes (herein called the “Notes”) issued pursuant to a Master Note Purchase Agreement dated as of September 27, 2004 and a First Supplement thereto dated as of April 18, 2006 (as from time to time amended and supplemented, the “Note Purchase Agreement”), between the Company and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreement and (ii) to have made the representations set forth in Section 6.2 of the Note Purchase Agreement.

This Note has been registered with the Company and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

This Note is subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement but not otherwise.

If an Event of Default, as defined in the Note Purchase Agreement, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement.

Payment of the principal of, and interest and Make-Whole Amount, if any, on this Note, and all other amounts due under the Note Purchase Agreement, is guaranteed pursuant to the terms of a Subsidiary Guaranty dated as of September 27, 2004 of certain Subsidiaries of the Company, as amended or supplemented from time to time.

This Note shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

TETRA TECHNOLOGIES, INC.

By: _____________________

Name: Joseph M. Abell, III

Title: Senior Vice President and

Chief Financial Officer

Exhibit 1